Exhibit 10.1

LOAN PURCHASE AND SALE AGREEMENT

This LOAN PURCHASE AND SALE AGREEMENT (the “Agreement”) dated as of January 26, 2021 (“Effective Date”) is by and between STADCO NEW ACQUISITION, LLC, a Delaware limited liability company (“Purchaser”) and SUNFLOWER BANK, N.A. (“Seller”), and agreed to by STADCO, a California corporation (“Borrower”), STADCO ACQUISITION, LLC, a California limited liability company (“Stadco Acquisition”) and STADCO MEXICO, INC., Delaware corporation (collectively, with Stadco Acquisition, the “Guarantors”).

W I T N E S S E T H:

WHEREAS, Purchaser and Borrower are parties to that certain stock purchase agreement pursuant to which Purchaser is buying all of the equity interests of Borrower (as amended from time to time, the “Stock Purchase Agreement”);

WHEREAS, Seller is the owner of the indebtedness obligations of Borrower as set forth in Schedule 1 (the “Loans”) which are secured by the security documents as more particularly described in such corresponding section set forth in Schedule I (collectively, the “Collateral”) and guaranteed by the Guarantors;

WHEREAS, it is a condition precedent to the terms of the Stock Purchase Agreement, that Purchaser purchase from Seller and Seller sell to Purchaser the Loans and Loan Documents;

WHEREAS, in accordance with the terms and conditions set forth herein, Purchaser agrees to purchase from Seller and Seller agrees to sell to Purchaser, the Loans and Loan Documents; and

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

1	Purchase and Sale.

1.1	Loan Documents. Subject to the satisfaction of the conditions set forth in this Agreement, Purchaser hereby agrees to purchase from Seller and Seller hereby agrees to sell, assign and transfer to Purchaser all of Seller’s rights, title and interests in and to the Loans, the Collateral and the loan documents listed on Schedule I (“Loan Documents”). For the avoidance of doubt, the Loan Documents do not include that certain Paycheck Protection Program loan (the “PPP Loan”) by and between Borrower and Seller, in the original principal amount of $1,570,291.

1.2	Purchase Price. All of Borrower’s obligations outstanding under the Loan Documents (including all over-advances, accrued interest (other than interest accruing at the default rate) and expense reimbursement obligations due and owing under the Loan Documents) as of the Closing Date minus $2,000,000.

1.3	Closing. Closing to take place on or about February 15, 2021, with a grace period of up to fifteen (15) days if required by the parties hereto to consummate the transactions described herein.

2	Conditions to Closing.

2.1	At least three (3) Business Days prior to the Closing Date (as defined below and as advised by Purchaser pursuant to Notice given hereunder), Seller shall deliver to Purchaser a letter executed by an officer of Seller certifying the then outstanding amounts owing by Borrower under the Loan Documents and wire instructions.

2.2	Contemporaneously with the closing under the Stock Purchase Agreement, and conditioned on same, Purchaser shall pay the Purchase Price to Seller in immediately available funds (such date, the “Closing Date”).

2.3	Upon receipt of the Purchase Price from Purchaser, Seller shall deliver the Loan Documents set forth on Schedule I and Seller's Closing Documents set forth on Schedule II attached hereto within two (2) business days of such receipt.

2.4	On the Closing Date, Purchaser shall deliver to Seller that certain unsecured limited guaranty in form as set forth in Schedule III and limited to such amount of the PPP Loan that is not forgiven under terms of the Coronavirus Aid, Relief, and Economic Security Act, and applicable rules and regulations, as amended from time to time.

2.5	Seller shall cooperate with Purchaser to structure the transaction so that the equity of Stadco will not be deemed to “merge” with the Loan.

3	Assignment of Documents. Upon receipt of the Purchase Price from Purchaser, Seller hereby sells, transfers and assigns to Purchaser the Loans, and the Loan Documents.

“as is” “where is” basis, “with all faults” and without representations, express or implied, of any type, kind, character, or nature (except the express representations or warranties set forth in Section 5 hereof), and without warranties, express or implied, of any type, kind, character or nature (except the express representations or warranties set forth in Section 5hereof), and without recourse, express or implied, of any kind, type, character or nature, save and except, the express representations or warranties set forth in Section 5 hereof which are not therein disclaimed.

Each of PURCHASER and Seller acknowledges that (i) the other party currently may have, and later may come into possession of, information regarding the LOANS or the BORROWER or the guarantors that is not known to it and that may be material to a decision to enter into the Transaction (“Excluded Information”) AND (ii) it has determined to enter into the Transaction notwithstanding its lack of knowledge of the Excluded Information, and (iii) the other party shall have no liability to it, and it hereby to the extent permitted by law waives and releases any claims it may have against the other party, with respect to the nondisclosure of the Excluded Information.

4	Indemnity. Purchaser and Seller hereby agree to indemnify and hold harmless each other and their subsidiaries, affiliates, officers, directors, shareholders, employees, agents, representatives and attorneys (the “Indemnified Parties”), from and against any and all loss, liability, claim, damage and expense whatsoever (including attorney's fees, expert's fees or consultant's fees ) directly or indirectly arising out of, based upon, resulting from or otherwise relating to (i) any act or omission of the other or any of its affiliates in connection with the Loan Documents, the Loans or otherwise, including, but not limited to any action taken by the other in connection with any Loan Document; (ii) the material inaccuracy of any representations or warranties herein; (iii) the breach of any covenants herein; or (iv) any commissions, finder's fees or similar fees due or claimed by any broker, agent or salesperson claimed directly against either Seller or Purchaser as a result of an agreement entered into by the other. The foregoing indemnities shall apply to the Indemnified Parties with respect to matters which in part are caused by or arise out of the negligence of Indemnified Parties. However, such indemnity shall not apply to the Indemnified Parties to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of the Indemnified Parties.

5	Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser that as of the date hereof, and as of the Closing Date, the following are true and correct:

5.1	Seller is duly organized and existing under the laws of the State of , is solvent and has full power and authority to enter into this Agreement and to perform all of its obligations hereunder, and the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized.

5.2	This Agreement and Seller’s Closing Documents each constitutes the valid, legal, binding and enforceable obligations of Seller, enforceable against Seller in accordance with its terms regardless of whether such enforcement is sought in a proceeding in equity or at law, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditor’s rights generally, and by principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.3	There is no action, suit, proceeding or investigation pending except as described by Seller in writing to Purchaser or to Seller’s knowledge threatened against Seller which, either in any one instance or in the aggregate, would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Seller contemplated herein, or which would be likely to impair materially the ability of Seller to perform under the terms of this Agreement.

5.4	No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by Seller of or compliance by Seller with this Agreement or the consummation by Seller of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date.

5.5	To the best of Seller’s knowledge, there are no defenses to the validity of the Loans, the full effect of the Loan Documents, or any reason why the Loans or Loan Documents could be declared or determined to be invalid or void.

5.6	Seller is the sole legal, beneficial, equitable, and record owner of the Loans and all of the Loan Documents. Seller has no lien or security in any collateral for the Loans other than as disclosed in the Loan Documents.

5.7	Seller has not sold, assigned, encumbered, hypothecated, pledged, or transferred the Loans or any of the Loan Documents and no person or entity other than Seller has asserted any claim to possession of the Loans, the Loan Documents, or any portion thereof.

5.8	To Seller’s actual knowledge, Seller is not aware (i) that Guarantors have been released from its obligations, as set forth in the Loan Documents, and (ii) of any written notice by Guarantors of any claims against Seller by Guarantors.

5.9	Except as set forth on Schedule 1, to Seller’s actual knowledge, the Loan Documents have not been amended by a written Agreement signed by Seller.

5.10	The representations and warranties made herein by Seller shall survive the delivery of the Loan Documents to Purchaser.

6	Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller that:

6.1	Purchaser has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become Lender under the Credit Agreement.

6.2	Purchaser is sophisticated with respect to decisions to acquire the Loans and either it, or the Person exercising discretion in making its decision to acquire the Loans, is experienced in acquiring assets of such type.

6.3	Purchaser has received a copy of the Loan Documents, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered thereunder, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase the Loans.

6.4	Purchaser has, independently and without reliance upon Seller and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase the Loans.

6.5	Purchaser agrees that it will, independently and without reliance on Seller and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

7	Inspections. PURCHASER ACKNOWLEDGES AND AGREES HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE LOAN DOCUMENTS AND OTHER DOCUMENTS RELATED THERETO (OR COPIES THEREOF).

8	Intention of the Parties. It is the intention of the parties that Purchaser is purchasing, and Seller is selling, the Loans and not a debt instrument of Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by Seller, and a purchase by Purchaser, of the Loans. Purchaser shall have the right to review the Loans and the related files to determine the characteristics of the Loans which shall affect the federal income tax consequences of owning the Loans and Seller shall cooperate with all reasonable requests made by Purchaser in the course of such review. It is the understanding and intention of the parties that Purchaser is (i) purchasing the Loans from Seller, and (ii) not originating or funding the origination of such Loans. Nothing contained in this Agreement shall constitute Purchaser and Seller as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, shall be construed to impose any liability as such on Purchaser or Seller, or shall constitute a general or limited agency or be deemed to confer on Purchaser or Seller, or any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

9	Preparation of Agreement. Purchaser and Seller each acknowledge that each party to this Agreement has been represented by counsel in connection with preparation and negotiation of this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted the Agreement shall have no application and any such right is expressly waived.

10	Broker’s-Finder’s Fee. Neither Purchaser nor Seller shall be obligated to pay any fee, expense or other remuneration to or in connection with the broker or finder engaged, directly or indirectly in connection with the transaction contemplated by this Agreement, and any such fee, expense or remuneration shall be the responsibility of the party who engaged the services.

11	Miscellaneous.

11.1	Each party to this Agreement shall be responsible for any and all costs, internal charges and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) paid or incurred by such party in connection with the preparation and execution of this Agreement and in connection with the transactions contemplated hereby.

11.2	This Agreement constitutes the complete agreement of the parties hereto with respect to the subject matters referred to herein and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements, or representations of every nature, whatsoever with respect thereto, all of which have become merged and finally integrated into this Agreement.

11.3	The terms of this Agreement shall be binding upon and shall inure to the benefit of Seller, Purchaser, and their respective successors and assigns, and no other person shall have any right, benefit or obligation hereunder.

11.4	This Agreement will be deemed to have been made, delivered and accepted in Denver, Colorado and will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the parties hereto irrevocably submit to the jurisdiction of the courts situated in the City of Denver, both state and federal, to resolve any dispute hereunder.

11.5	The parties hereto each waive any right to trial by jury in any action or proceeding relating to this Agreement or any actual or proposed transaction or other matter contemplated in or relating to any of the foregoing.

11.6	This Agreement, including all attached exhibits, contains the complete agreement of Purchaser and Seller regarding the subject matter of this Agreement, and there are no oral or written conditions, terms, understandings or other agreements pertaining thereto which have not been incorporated herein. This instrument creates only the relationship of buyer and seller between Purchaser and Seller as to the Loan Documents, and nothing in this Agreement shall in any way be construed to impose upon either Purchaser or Seller any obligations or restrictions not expressly set forth in this Agreement.

11.7	This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Facsimile or PDF signatures hereto shall be deemed originals and binding upon such executing party.

11.8	All notices, demands, requests, consents, approvals and other communications required or permitted hereunder will be in writing and will be conclusively deemed to have been received by a party hereto and to be effective if delivered personally to such party, or sent by email, or by overnight courier service, or by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or to such other address as any party may give to the other in writing for such purpose:

To Seller:	SUNFLOWER BANK, N.A. 3025 Cortland Circle Salina, KS 67401 Attn: Kevin Krebaum Email: Kevin.Krebaum@SunflowerBank.com

To Purchaser:	STADCO NEW ACQUISITION, LLC One Bella Drive Westminster, Massachusetts 01473 Email: shena@ranor.com

All such communications, if personally delivered, will be conclusively deemed to have been received by a party hereto and to be effective when so delivered, or if sent by fax or email means, on the day on which transmitted, or if sent by overnight courier service, on the day after deposit thereof with such service, or if sent by certified or registered mail, on the third business day after the day on which deposited in the mail.

11.9	In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

11.10	The titles, captions, or headings of the sections herein are asserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

[EXECUTION ON THE FOLLOWING PAGE]

Executed under seal as of the Effective Date.

SELLER:

SUNFLOWER BANK, N.A.

By:	/s/ Kevin Krebaum
Name:	Kevin Krebaum
Title:	Special Asset Officer, VP

PURCHASER:

STADCO NEW ACQUISITION, LLC

By:	/s/ Alexander Shen
Name:	Alexander Shen
Title:	CEO

Consented to:

BORROWER:

STADCO

By:
Name:
Title:

GUARANTORS:

STadco ACQUISITION, LLC

By:
Name:
Title:

STADCO mexico, iNC.

By:
Name:
Title:

SCHEDULE I

LOAN DOCUMENTS

Between STADCO, a California corporation, STADCO ACQUISITION, LLC, a California limited liability company and STADCO MEXICO, INC., Delaware corporation and SUNFLOWER BANK, N.A. In the Original Principal Amount of $12,500,000, each dated as December 7, 2018.

Credit Documents:

Loan and Security Agreement and

Term Note

Revolving Note

Security Documents:

Guarantee Agreement

Pledge Agreement

Other Documents:

Preferred Equity Subordination Agreement

Stock Power (Borrower)

Stock Power (Parent)

Execution Copy

SCHEDULE II

SELLER'S CLOSING DOCUMENTS

(Attached)

ALLONGE1

This Allonge, dated __________, 2021, is attached to and made a part of that certain [Note] in the original principal amount of $[______] dated as of [_________], made by [Stadco], payable to the order of Sunflower Bank, N.A., or order for the purpose of annexing thereto the following endorsement:

Pay to the order of STADCO NEW ACQUISITION, LLC, without recourse, representation or warranty, express or implied, except as expressly set forth in Section 4 of the Loan Purchase and Sale Agreement between Sunflower Bank, N.A. and Stadco New Acquisition, LLC dated January 26, 2021.

SUNFLOWER BANK, N.A.

By:
Name:
Title:

1 Purchaser to receive an Allonge per Note outstanding.

Assignment and Assumption AGREEMENT

This Assignment and Assumption Agreement (the “Assignment and Assumption”) is dated as of __________, 2021 and is entered into by and between Sunflower Bank, N.A. (“Assignor”) and Stadco New Acquisition, LLC, a Delaware limited liability company (“Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in that certain Loan Purchase and Sale Agreement dated as of January 26, 2021 by and between Assignor and Assignee (the “Purchase Agreement”) or that certain Loan and Security Agreement, dated as of December 7, 2018 by and among Assignor, as Lender, Stadco, a California corporation as Borrower, as borrower, Stadco Acquisition, LLC, a California limited liability company, as a guarantor and Stadco Mexico, Inc., a Delaware corporation, as a guarantor (as amended or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by Assignee.

For an agreed consideration, Assignor hereby irrevocably sells and assigns to Assignee, and Assignee hereby irrevocably purchases and assumes from Assignor, subject to and in accordance with the Purchase Agreement and the Credit Agreement, as of the Effective Date (i) all of Assignor’s rights and obligations in its capacity as Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto (as set forth on Schedule 1 attached hereto) to the extent related to such outstanding rights and obligations of the Assignor under the Credit Agreement and Loan Documents, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above. The sale and assignment is without recourse to Assignor and, except as expressly provided in the Purchase Agreement and this Assignment and Assumption, without representation or warranty by Assignor.

[Page break]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
SUNFLOWER BANK, N.A.

By:
Name:
Title:

ASSIGNEE
STADCO NEW ACQUISITION, LLC

By:
Name:
Title:

Consented to:

BORROWER:

STADCO

By:
Name:
Title:

GUARANTORS:

STadco ACQUISITION, LLC

By:
Name:
Title:

STADCO mexico, iNC.

By:
Name:
Title:

SCHEDULE I

LOAN DOCUMENTS

Between STADCO, a California corporation, STADCO ACQUISITION, LLC, a California limited liability company and STADCO MEXICO, INC., Delaware corporation and SUNFLOWER BANK, N.A. In the Original Principal Amount of $12,500,000, each dated as December 7, 2018.

Credit Documents:

Loan and Security Agreement and

Term Note

Revolving Note

Security Documents:

Guarantee Agreement

Pledge Agreement

Other Documents:

Preferred Equity Subordination Agreement

Stock Power (Borrower)

Stock Power (Parent)

SCHEDULE III

[Limited Guaranty]

[FORM OF]

LIMITED GUARANTY

This Limited Guaranty (the “Guaranty”), dated as of __________, 2021, is made by the party listed on the signature pages hereto as Guarantor, (the “Guarantor”), in favor and for the benefit of SUNFLOWER BANK, N.A. (the “Lender”).

WHEREAS, STADCO NEW ACQUISITION, LLC, a Delaware limited liability company (“Purchaser”) and STADCO, a California corporation (“Borrower”) are parties to that certain Loan Purchase and Sale Agreement pursuant to which Purchaser has agreed to purchase all indebtedness of Borrower to Lender except for the PPP Loan (as defined below) ( the “Loan Purchase Agreement”);

WHEREAS, Lender has made a loan to Borrower, dated as of April 20, 2020, in the original principal amount of $1,570,291 (the “PPP Loan” or the “Guaranteed Obligations”) pursuant to the SBA’s Paycheck Protection Program created under Title I of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (Pub. L. No. 116-136 (H.R. 748)) (including, without limitation, rules, regulations, guidelines, requirements and directives thereunder or issued in connection therewith or in the implementation thereof, regardless of the date enacted, adopted, issued or implemented ( collectively the the “PPP Legislation”));      and

WHEREAS, Borrower applied on or about November 5, 2020 to the U.S. Small Business Administration (“SBA”) for forgiveness of the entire amount of the PPP Loan; and

WHEREAS, as a condition to Lender agreeing to enter into the Loan Purchase Agreement, Lender has requested, and the Guarantor has agreed, to enter into this Guaranty.

Capitalized terms not otherwise defined herein shall have the respective meanings given to them under the Uniform Commercial Code of the State of Colorado.

1.     Notice. Lender shall give Guarantor notice, certified by an officer of Lender, of the determination by the SBA regarding the request for forgiveness of the PPP Loan, including how much, if any, of the PPP Loan has not been forgiven. Lender shall be under no obligation to appeal any determination made by the SBA with respect to PPP Loan forgiveness nor shall Lender be obligated to seek reimbursement from any other source, including the SBA, for unforgiven PPP Loan amounts.

2.    Payment. In consideration of the substantial direct and indirect benefits derived by Guarantor from the PPP Loan, and as a condition to Lender’s entering into the Loan Purchase Agreement, Guarantor, within thirty (30) days of receipt of said notice referred to in Paragraph 1 above shall pay Lender in cash the amount of unforgiven amount of the PPP Loan, if any.

3.    Guaranty of Payment. This Guaranty is a guaranty of payment and not of collection. Guarantor agrees that the Lender need not attempt to collect on the PPP Loan from the Borrower or any subsidiary or affiliate of Borrower or to realize upon any collateral to enforce the obligations hereunder. The liability of Guarantor under this Guaranty constitutes a primary obligation and not a contract of surety, and to the extent permitted by law, shall be irrevocable.

3.    Waivers. Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to any or all of the following:

3.1 Any lack of validity or enforceability of the PPP Loan or any agreement or instrument relating thereto.

3.2 Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty.

3.3 All defenses whether arising under statutory or common law.

3.4 Any change in the time, manner or place of payment of, or in any other term of any of the Guaranteed Obligations, or any other amendment or waiver of, or any consent to depart from, the agreements entered into by the parties.

3.5 Promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Lender exhausts any right or take any action against the Borrower or any other person (including the SBA) or entity or any collateral.

3.6 Any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Guaranteed Obligations or any existence of or reliance on any representation by the Lender that might vary the risk of each Guarantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Borrower or any other guarantor or surety.

4.    Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligation is rescinded or must otherwise be returned by the Lender or any other entity upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise (and whether as a result of any demand, settlement, litigation or otherwise), all as though such payment had not been made.

5.    Assignment. To the extent permitted by law and the PPP Legislation, and to the extent Guarantor makes any payments hereunder, Lender herby assigns to Guarantor any rights it may have against the SBA with respect to the guarantee of the SBA to the Lender of the PPP Loan.

6.    Subordination. Guarantor hereby subordinates any and all obligations owed to such Guarantor by the Borrower (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent that the Guaranteed Obligations (including post-petition interest) are paid in full in any proceeding under the Bankruptcy Code or similar debtor relief laws or upon any default or event of default to the Lender before any Guarantor receives any payment on account of the Subordinated Obligations.

Any sum paid to any Guarantor in violation of this Section 6 shall be held in trust for the benefit of the Lender, segregated from other funds of such Guarantor, and promptly paid or delivered to the Lender in the same form as so received to be credited against the Guaranteed Obligations.

7.    Guarantor Representations and Warranties. Guarantor represents and warrants that the following are true and correct and that such Guarantor:

7.1  Does not, by the execution, delivery and performance of this Guaranty, contravene or cause a default under (a) any contractual restriction binding on or affecting Guarantor, (b) any court decree or order binding on or affecting any Guarantor or (c) any requirement of law binding on or affecting any Guarantor.

7.2  Has received and reviewed the documents evidencing the PPP Loan.

8.    Miscellaneous. Lender and Guarantor further agrees as follows:

8.1 Expenses. The Guarantor shall pay to the Lender, on demand, the amount of any and all expenses, including, without limitation, attorneys’ fees and legal expenses, which the Lender may incur in connection with exercise or enforcement of any the rights, remedies or powers of the Lender hereunder or with respect to collection under this Guaranty.

8.2 Waivers, Amendments, Remedies. No course of dealing by the Lender and no failure by the Lender to exercise, or delay by the Lender in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lender. No amendment, modification or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom, shall, in any event, be effective unless contained in a writing signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8.3 Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered by overnight delivery service or deemed delivered the first business day after being delivered by electronic means to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

To Lender:	SUNFLOWER BANK, N.A. 3025 Cortland Circle Salina, KS 67401 Attn: Kevin Krebaum Email: Kevin.Krebaum@SunflowerBank.com
To Guarantor:	STADCO NEW ACQUISITION, LLC One Bella Drive Westminster, Massachusetts 01473 Attention: Alex Shen Email: shena@ranor.com

8.4 Certain Guarantors. Subject to the consent of Berkshire Bank (the existing lending bank to each of TechPrecision Corporation and Ranor, Inc.) each of TechPrecision Corporation and Ranor, Inc. shall execute this Guaranty as a Guarantor. Purchaser and its owners shall use their commercially reasonable best efforts to promptly obtain the foregoing consent. For the avoidance of doubt, neither TechPrecision Corporation nor Ranor, Inc. shall be required to join this Guaranty as Guarantors prior to the foregoing consent being granted by Berkshire Bank.

8.5 Term; Binding Effect. This Guaranty shall (a) remain in full force and effect until payment and satisfaction in full of all of the Guaranteed Obligations; (b) be binding upon Guarantor and its successors and permitted assigns; and (c) inure to the benefit of the Lender and its successors and assigns. Upon the payment in full of the Guaranteed Obligations (x) this Guaranty shall terminate and (y) the Lender will, upon the Guarantors’ request , execute and deliver to the Guarantor such documents as the Guarantor shall reasonably request to evidence such termination.

8.6 Payments. Guarantor shall make all payments hereunder without set-off or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions, or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein.  The obligations of Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

8.7 Financial Condition of Borrower. Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Borrower and any other guarantor such information concerning the financial condition, business,  and operations of Borrower as any Guarantor requires, and that Lender has no duty, and Guarantor is not relying on Lender at any time, to disclose to Guarantor any information relating to the business, operations, or financial condition of Borrower.

8.8 Execution in Counterparts. This Guaranty may be executed in any number of counterparts, and by the Lender and each Guarantor on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Guaranty. A digital reproduction, portable document format (“.pdf”) or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by electronic signature, electronic mail or any similar electronic transmission device (“Electronic Delivery”) pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. Any party delivering an executed counterpart of this Agreement by Electronic Delivery also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

8.9 Law; Jurisdiction, Venue; Waiver of Jury Trial. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado. Each of the Guarantors and, by acceptance hereof, the Lender hereby (a) consents to the personal jurisdiction of the state and federal courts located in the City and County of Denver, Colorado in connection with any controversy related to this Guaranty; (b) waives any argument that venue in any such forum is not convenient; (c) agrees that any litigation initiated by the Lender or a Guarantor in connection with this Guaranty may be venued in either the state or federal courts located in the City and County of Denver, Colorado; and (d) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

GUARANTOR WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE ARISING IN CONNECTION WITH THIS NOTE, OR IN ANY WAY RELATED TO THE NEGOTIATION, ADMINISTRATION, MODIFICATION, EXTENSION OR COLLECTION OF THE OBLIGATIONS HEREUNDER.

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IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first above written.

GUARANTORS:	STADCO NEW ACQUISITION, LLC

By
Name:
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Subject to the requirements of Section 8.4:

TECH PRECISION CORPORATION

By
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RANOR, INC.

By
Name:
Title:

LENDER:	SUNFLOWER BANK, N.A.

By
Name:
Title: